THE GCG TRUST

            Supplement dated February 10, 1997 to
              Prospectus dated February 3, 1997
     Warburg, Pincus Counsellors, Inc. has resigned as the Portfolio Manager to the Managed Global Series of The GCG Trust (the "Trust"), effective at the close of business on February 28, 1997. Additionally, Bankers Trust Company has resigned as the Portfolio Manager to the Market Manager Series and the Emerging Markets Series of the Trust, also effective at the close of business on February 28, 1997. At a recent meeting, the Trust's Board of Trustees approved a portfolio management agreement among the Trust, Directed Services, Inc. ("DSI") and Equitable Investment Services, Inc. ("Equitable Investment Services") appointing Equitable Investment Services as Portfolio Manager of the Market Manager Series. DSI, the Manager to the Trust, expects to announce successor portfolio managers to the Managed Global and Emerging Markets Series by February 28, 1997.
     The agreement approved by the Trustees is substantially similar to the current portfolio management agreement for the Market Manager Series including the compensation to be paid to Equitable Investment Services. Additionally, the Trustees voted to submit this agreement to the shareholders of the Market Manager Series for their approval.
Equitable Investment Services
     Equitable Investment Services currently serves as portfolio manager to the Liquid Asset Series and the Limited Maturity Bond Series of the Trust and will assume portfolio management of the Market Manager Series on March 1, 1997.
     Bryan L. Borchert, Managing Director of Equitable Investment Services, will be responsible for management of the Market Manager Series. Mr. Borchert has been an investment professional with Equitable Investment Services since 1987.